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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements (as amended, as applicable) File Numbers 33-4041, 33-9570, 33-12119, 33-15680, 33-37827, 33-56762, 33-65123,
33-83402, 333-07413, 333-10919, 333-10965, 333-30947, 333-57651, 333-66149,
333-47633, 333-66147, 333-67341, 333-68621, 333-90133, 333-90139, 333-35102,
333-35274, 333-41140 and 333-41138.

ARTHUR ANDERSEN LLP

San Diego, California
March 30, 2001